UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 3, 2007
THE CORPORATE EXECUTIVE BOARD COMPANY
(Exact name of registrant as specified in its charter)

Delaware	000-24799	52-2056410
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2000 Pennsylvania Avenue, N.W., Washington, D.C.	20006
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 202) 777-5000
N/A
(Former name or forme address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     In a press release on May 4, 2007, The Corporate Executive Board Company (the “Company”) announced that its Board of Directors has approved a 2007 second-quarter cash dividend on its common stock of $0.40 per share. A copy of the Company’s press release is attached hereto and furnished as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description
99.1	The Corporate Executive Board Company’s press release for declaration of dividend for the second quarter of 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Corporate Executive Board Company
(Registrant)

Date: May 4, 2007
By: /s/ Timothy R. Yost
Timothy R. Yost Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	The Corporate Executive Board Company’s press release for declaration of dividend for the second quarter of 2007.